EXHIBIT 99.8

                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

         THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement") is made this ____ day of December 23, 2003, by and between Cyberads, Inc. ("Cyberads") and Larry Levinson ("Secured Party").

WITNESSETH:

         WHEREAS, Cyberads and IDS Cellular, Inc. d/b/a Wireless Choices (hereinafter, "IDS") has issued or has guaranteed its Promissory Note in consideration for Secured Party's loan (the "Promissory Note");

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Cyberads and Secured Party have agreed, as follows:

         SECTION 1. SECURITY INTEREST IN CLIENT ACCOUNTS.
                    ------------------------------------

                  1.1 IDS and/or Cyberads hereby agree to make payments to Secured Party in accordance with its obligations as provided under the Promissory Note, a copy of which is attached hereto as Exhibit "A".

                  1.2. This Agreement shall be in force and effect as long as Cyberads or IDS is indebted, directly or as guarantor, to Secured Party pursuant to the terms of the Promissory Note.

                  1.3. In order to secure any amounts owed by Levinson, Cyberads hereby pledges and grants to Secured Party a security interest, until such time as Cyberads' obligations under the Promissory Note are fully satisfied, in the collateral identified as Exhibit "A", attached hereto and made a part hereof (the "Collateral").

         SECTION 2. REPRESENTATIONS AND WARRANTIES
                    ------------------------------

                    By Cyberads and IDS

                    2.1. Cyberads and IDS make the following representations and warranties to Secured Party as of the date of this Agreement:

               (a) Cyberads and IDS are duly organized and are validly existing and in good standing under the laws of the State of Florida, and has full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

               (b) Cyberads and IDS shall, at their sole cost and expense, defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein which is adverse to Secured Party. Further, Cyberads and IDS hereby indemnify Secured Party from any and all claims, expenses, costs or damages incurred by Secured Party relating to or arising from any person claiming any interest in the Collateral

               (c) Neither Cyberads nor IDS will execute, nor will there be on file in any public office, any effective financing statement (or similar statement or instrument of regulation under the laws of any jurisdiction) relating to the Collateral, except any financing statements filed or to be filed with respect to the Collateral by Secured Party pursuant to this Agreement.

               (d) Cyberads and IDS shall, at their expense, perform all acts and execute all documents reasonably requested by Secured Party at any time to evidence, perfect, maintain and enforce the title and security interest of Secured Party in the Collateral and the priority thereof. Cyberads and IDS will, at the reasonable request of Secured Party, execute and deliver financing statements relating to or covering the Collateral denominating Cyberads and IDS as the Pledgor of the Collateral (reasonably satisfactory in form and substance to Secured Party) and, where permitted by law, Cyberads and IDS authorize Secured Party to file such financing statements signed only by Secured Party.

         SECTION 3. DEFAULT AND CURE PERIOD
                    -----------------------

               3.1 Defaults. The occurrence of any one or more of the following events shall constitute a "Default" hereunder:

               (a) the failure of either Cyberads or IDS to keep, observe or perform any provisions of this Agreement required to be kept, observed or performed by that party; or

               (b) the making or furnishing by either Cyberads or IDS to Levinson of any representation or warranty in this Agreement or in connection with this Agreement which is materially false or misleading, or the failure to make or furnish any material fact necessary to make any representation or warranty not misleading; or

               (c) the making of an assignment by Cyberads for the benefit of its creditors; or

               (d) the commencement of proceedings in bankruptcy or for reorganization of Cyberads or for the readjustment of any of its debts under the Bankruptcy Code or under any other law, whether state or federal, nor or hereafter existing for the relief of debtors; or

               (e) the appointment of a receiver or trustee for Cyberads or for any substantial part of its assets; or the institution of any proceedings for the dissolution, or the full or partial liquidation, of Cyberads; or

               (f) this Agreement shall at any time for any reason cease to be in full force and effect or the validity or enforceability of this Agreement shall be contested by any party to this Agreement.

         SECTION 4. MISCELLANEOUS

               4.1 Notices. All notice referred to in this Agreement shall be sent by ordinary, Express Mail, certified or registered mail, or overnight delivery service (such as Federal Express), or delivered in person. In the case of Secured Party, notice shall be sent to the attention of Larry Levinson, and, in the case of Cyberads or IDS, notice shall be sent to 21073 Powerline Road, Suite 57, Boca Raton, Florida 33433, or to such other address as may appear for Cyberads or IDS in Secured Party's records. Any notice hereunder shall be deemed to be received two (2) days following the date of mailing, provided that such notice is properly addressed and sufficient postage is affixed thereto, or the actual date of receipt, whichever is earlier.

               4.2 Written Amendment. This Agreement contains the entire agreement among Cyberads, IDS and Secured Party with respect to the matters herein set forth and supersedes all prior agreements between the parties. No amendment, modification or termination of any provision of this Agreement shall be effective unless set forth in a writing by Secured Party.

               4.3 Saving Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, subject to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, or affecting the validity or enforceability of such provision in any other jurisdiction.

               4.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Cyberads, IDS and Secured Party, but shall not inure to the benefit of any other person, firm or corporation. Neither Cyberads nor IDS shall assign or delegate its rights, liabilities and obligations hereunder, without the prior written consent of Secured Party. Secured Party shall have the right to sell, transfer, delegate or assign its rights, liabilities or obligations under this Agreement.

               4.5 State Law. The laws of Florida shall govern the construction of, and the rights and duties of, Cyberads, IDS and Secured Party with respect to this Agreement.

               4.6 Governing Law and Venue. Any disputes which may arise under the terms of this Agreement shall be subject to the determination by a court of competent jurisdiction situated in Palm Beach County, Florida. In the event that either party must resort to the Court to enforce or interpret this agreement, then the prevailing party shall be entitled to an award of reasonable attorney's fees and any costs incurred.

               4.7 Captions and Exhibits. All captions are for ease of reference only and shall in no way be construed to alter or limit the substance of the provisions of this Agreement. All exhibits referred to in this Agreement shall be attached hereto and incorporated herein by reference.

               4.8 Waiver of Jury Trial. Cyberads, IDS and the Secured Party waive trial by jury in any action, proceeding or counterclaim brought by any party against any other on any matter arising out of or in any way connected with this Agreement or the relationship of Cyberads, IDS and the Secured Party created hereunder.

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the 23 day of December, 2003.

ATTEST:                                     CYBERADS, INC.

By:                                         By: /s/ WALTER TATUM
   ---------------------------------            ----------------------------
                                                Walter Tatum, President


ATTEST:                                         /s/ LARRY LEVINSON
                                                ----------------------------
By:                                             Larry Levinson
   ---------------------------------